UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

April 3, 2026

Date of Report (Date of Earliest Event Reported)

Bloomia Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-13471	41-1656308
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5000 West 36th Street, Suite 220,
Minneapolis, Minnesota	55416
(Address of Principal Executive Offices)	(Zip Code)

(763) 392-6200

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	TULP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter):

☐   Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 7.01. Regulation FD Disclosure.

On April 3, 2026, Bloomia Holdings, Inc. (the “Company”) issued a press release announcing the preliminary results of the Company’s previously announced rights offering. The text of the press release is furnished as Exhibit 99.1 to this report and incorporated into this Item 7.01 by reference.

The information in this Item 7.01 and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. This information shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference to such disclosure in this Form 8-K in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description	Method of Filing
99.1	Press Release, dated April 3, 2026	Furnished Electronically

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the inline XBRL document)	Filed Electronically

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

BLOOMIA HOLDINGS, INC.

Dated: April 3, 2026	By	/s/ Elizabeth E. McShane
Elizabeth E. McShane
Chief Financial Officer

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